UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 22, 2008

Encysive Pharmaceuticals Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-20117	13-3532643
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4848 Loop Central Drive, Suite 700, Houston, Texas		77081
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	713-796-8822

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On February 22, 2008, Encysive Pharmaceuticals Inc. (the "Company") announced that the Company has changed the date for reporting its fourth quarter and year end 2007 financial results to March 17, 2008. The Company had previously planned to report on March 5, 2008.

About Encysive Pharmaceuticals

Encysive Pharmaceuticals Inc. is a global biopharmaceutical company engaged in the discovery, development and commercialization of novel, synthetic, small molecule compounds to address unmet medical needs. The Company's research and development programs are predominantly focused on the treatment and prevention of interrelated diseases of the vascular endothelium and exploit our expertise in the area of the intravascular inflammatory process, referred to as the inflammatory cascade, and vascular diseases. To learn more about Encysive Pharmaceuticals please visit our web site: www.encysive.com.

The Encysive Pharmaceuticals Inc. logo is available at http://www.primenewswire.com/newsroom/prs/?pkgid=843

Important Additional Information

As previously announced, Encysive has signed a merger agreement with Pfizer Inc. providing for a tender offer for the outstanding shares of common stock of Encysive. This tender offer has not yet commenced. Nothing in this Current Report on Form 8-K is an offer to purchase or a solicitation of an offer to sell securities. At the time the tender offer is commenced, Pfizer will file a tender offer statement on Schedule TO with the SEC, and Encysive will file a solicitation/recommendation statement on Schedule 14D-9 with respect to the offer. The tender offer statement (including an offer to purchase, a related letter of transmittal and other offer documents) and the solicitation/recommendation statement will contain important information that should be read carefully by Encysive’s shareholders before any decision is made with respect to the tender offer. A free copy of the tender offer statement and the solicitation/recommendation statement will be made available to all shareholders of Encysive at www.encysive.com or by contacting Encysive at 4848 Loop Central Drive, Houston, TX 77081, 713-796-8822. In addition, the tender offer statement and the solicitation/recommendation statement (and all other documents filed with the SEC) will be available at no charge on the SEC’s website: www.sec.gov.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Encysive Pharmaceuticals Inc.

February 22, 2008	By:	/s/ Paul S. Manierre

Name: Paul S. Manierre
Title: Vice President, General Counsel and Secretary